CONSENT OF INDEPENDENT AUDITORS


The Board of Directors of Aetna Life Insurance and Annuity Company and Policyholders of Aetna Variable Life Account B:


We consent to the use of our reports dated February 4, 1997 and February 14, 1997 incorporated herein this Post-Effective Amendment No. 9 by reference to Post-Effective Amendment No. 7 to the Registration Statement (File No. 33-76018) on Form S-6.


                                                /s/ KPMG Peat Marwick LLP
                                                    ---------------------
                                                    KPMG Peat Marwick LLP



Hartford, Connecticut
February 25, 1998